UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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☐           Definitive Proxy Statement

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☐           Soliciting Material Under Rule 14a-12

ROVI CORPORATION
(Name of Registrant as Specified in Its Charter)

ENGAGED CAPITAL MASTER FEEDER I, LP
ENGAGED CAPITAL MASTER FEEDER II, LP
ENGAGED CAPITAL I, LP
ENGAGED CAPITAL I OFFSHORE, LTD.
ENGAGED CAPITAL II, LP
ENGAGED CAPITAL II OFFSHORE LTD.
ENGAGED CAPITAL, LLC
ENGAGED CAPITAL HOLDINGS, LLC
GLENN W. WELLING
DAVID LOCKWOOD
RAGHAVENDRA RAU

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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Engaged Capital, LLC, together with the other the participants named herein (collectively, “Engaged Capital”), has filed a definitive proxy statement with the Securities and Exchange Commission and an accompanying WHITE proxy card to be used to solicit votes for the election of Engaged Capital’s slate of three highly-qualified director nominees to the Board of Directors of Rovi Corporation, a Delaware corporation (the “Company”), at the Company’s upcoming 2015 annual meeting of stockholders, or any other meeting of stockholders held in lieu thereof, and any adjournments, postponements, reschedulings or continuations thereof.

On April 22, 2015, Engaged Capital issued a Supplemental Presentation, which is attached as Exhibit 1.